SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                    ----------------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report (Date of earliest event reported)                      2/26/2004


                         First National Bancshares, Inc.
                        --------------------------------
             (Exact Name of Registrant as Specified in its Charter)

      Florida                  333-60283                       06-1522028
      --------                 ---------                       ----------
  (State or Other        (Commission File Number)           (IRS Employer
   Jurisdiction                                              Identification No.)
   of Incorporation)


5817 Manatee Avenue West, Bradenton, Florida                     34209
---------------------------------------------                  (Zip Code)
(Address of Principal Executive Offices)


Registrant's Telephone Number, including Area Code              (941) 794-6969


                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)


                                TABLE OF CONTENTS

Item 7.   Financial Statements, Pro Forms Financial Information and Exhibits

(c) Exhibits

Exhibits 99.1 Press Release dated February 26th, 2004


Item 9. Regulation FD Disclosure

First National Bancshares, Inc. has reported the acquisition of The Trust Company of Florida. The company's press release dated February 26, 2004 announcing the acquisition is attached hereto at exhibit 99.1.

Item 12.  Results of Operations and Financial Condition

First National Bancshares, Inc. has reported the acquisition of The Trust Company of Florida. The company's press release dated February 26, 2004 announcing the acquisition is attached hereto at exhibit 99.1.


                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: 2/26/2004                         First National Bancshares, Inc.
                                         /s/ Paul Welsh
                                         Paul Welsh, Senior Vice President